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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  MAY 13, 2002


                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)


          FLORIDA                       1-8180                   59-2052286
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)



                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-83958), which Registration Statement was declared effective by the Commission on May 6, 2002, TECO Energy, Inc. is filing a Seventh Supplemental Indenture dated as of May 1, 2002 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998 as Exhibit 4.15 to such Registration Statement, the 6.125% Notes due 2007 as Exhibit 4.16 to such Registration Statement and the 7.000% Notes due 2012 as Exhibit 4.17 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          4.15 Seventh Supplemental Indenture dated as of May 1, 2002 between TECO Energy, Inc. and the Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

          4.16      6.125% Notes due 2007. Filed herewith.

          4.17      7.000% Notes due 2012. Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2002                        TECO ENERGY, INC.


                                          By: /s/ Gordon L. Gillette
                                             ---------------------------------
                                             Gordon L. Gillette
                                             Sr. Vice President--Finance and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

4.15 Seventh Supplemental Indenture dated as of May 1, 2002 between TECO Energy, Inc. and the Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

4.16                6.125% Notes due 2007. Filed herewith.

4.17                7.000% Notes due 2012. Filed herewith.